Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of May 28, 2014 (this “Amendment”), by and among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada, Cott Beverages Inc., a Georgia corporation, Cliffstar LLC, a Delaware limited liability company, and Cott Beverages Limited, a company organized under the laws of England and Wales, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, and JPMorgan Chase Bank, N.A., London Branch, as UK Security Trustee, JPMorgan Chase Bank, N.A., as Administrative Agent and Administrative Collateral Agent, and General Electric Capital Corporation, as Co-Collateral Agent. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Amended Credit Agreement referred to below.

WITNESSETH

WHEREAS, the Borrowers, the other Loan Parties, the Lenders, the Administrative Agent, the UK Security Trustee, the Administrative Collateral Agent, the Co-Collateral Agent, and the other parties party thereto, are parties to that certain Credit Agreement, dated as of August 17, 2010 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of April 19, 2012, as further amended by that certain Amendment No. 2 to Credit Agreement, dated as of July 19, 2012, as further amended by that certain Amendment No. 3 to Credit Agreement, dated as of October 22, 2013, and as may be further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and as amended by this Amendment, the “Amended Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party hereto is willing to agree to amend certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.

I. Amendments to Credit Agreement. Effective as of the Amendment No. 4 Effective Date (as defined below), each party hereto hereby agrees that the Credit Agreement shall be and hereby is amended as follows:

1. The introductory paragraph to the Credit Agreement is hereby amended by adding the phrase “, and as further amended by Amendment No. 4, dated as of May 28, 2014” immediately after the phrase “as of October 22, 2013”.

2. The definition of “Account” is hereby amended by (a) deleting the phrase “the Company” and replacing it with the phrase “the Canadian Co-Borrowers” and (b) deleting the phrase “the UK Borrower” and replacing it with the phrase “any UK Co-Borrower”.

3. The definition of “Aggregate Borrowing Base” is hereby amended by (a) deleting the phrase “the Company” and replacing it with the phrase “the Canadian Co-Borrowers” and (b) deleting the phrase “the UK Borrower” and replacing it with the phrase “the UK Co-Borrowers”.

4. The definition of “APA” is hereby deleted.

5. The definition of ““Borrower” or “Borrowers”” is hereby deleted in its entirety and replaced with the following:

““Borrower” or “Borrowers” means, individually or collectively, the Canadian Co-Borrowers, the U.S. Co-Borrowers, and the UK Co-Borrower.”.

6. The definition of “Borrower DTTP Filing” is hereby deleted in its entirety and replaced with the following:

““Borrower DTTP Filing” means an HM Revenue & Customs Form DTTP2 duly completed and filed by the relevant UK Co-Borrower, which (a) where it relates to a Treaty Lender that is a Treaty Lender on the day on which this Agreement is entered into, contains the scheme reference number and jurisdiction of tax residence provided by the Treaty Lender to such UK Co-Borrower and the Administrative Agent, and (i) where such UK Co-Borrower becomes a UK Co-Borrower on the day on which this Agreement is entered into, is filed with HM Revenue & Customs within 30 days of the date of this Agreement; or (ii) where such UK Co-Borrower becomes a UK Co-Borrower hereunder after the day on which this Agreement is entered into, is filed with HM Revenue & Customs within 30 days of the date on which that UK Co-Borrower becomes a UK Co-Borrower; or (b) where it relates to a party that becomes a Treaty Lender hereunder pursuant to an Assignment and Assumption or a Participant, contains the scheme reference number and jurisdiction of tax residence of such party and is provided by such party to such UK Co-Borrower and the Administrative Agent, and (i) where such UK Co-Borrower is a UK Co-Borrower on the effective date of the relevant Assignment and Assumption or participation, is filed with HM Revenue & Customs within 30 days of the effective date of the relevant aforementioned document; or (ii) where such UK Co-Borrower becomes a UK Co-Borrower hereunder after the effective date of the relevant Assignment and Assumption or participation, is filed with HM Revenue & Customs within 30 days of the date on which that UK Co-Borrower becomes a UK Co-Borrower.”.

7. The definition of “Borrowing Base” is hereby amended by (a) other than in clause (d) thereof, deleting each reference therein to “Borrower” and replacing them with the phrase “Borrowing Base Contributor”, (b) in clause (d) thereof, deleting the word “Borrower’s” and replacing it with the phrase “Original Borrower’s”, and (c) adding the following phrase at the end of the first sentence thereof:

“; provided that, notwithstanding anything to the contrary in the definitions of Eligible Accounts and Eligible Inventory, if the assets acquired pursuant to a Permitted Acquisition or any other transaction permitted under Section 6.04 are intended to be included in the Borrowing Base (including the assets of each Designated Company), prior to the inclusion of such assets in the Borrowing

Base, the Administrative Agent shall have received a field examination and appraisal conducted by an appraiser selected and engaged by the Administrative Agent and prepared on a basis satisfactory to the Administrative Agent and each Collateral Agent, in each case at the Borrowers’ sole cost and expense (one such appraisal and one such field examination for each such set of assets shall be excluded from the limitation on such appraisals and field examinations at the expense of the Borrowers as provided in Section 5.11); provided, further, that, solely in the case of Inventory located in the United States and Accounts, in each case owned by a Borrowing Base Contributor organized under applicable laws of the United States, any state thereof or the District of Columbia, the Administrative Agent and the Collateral Agents may, in their Permitted Discretion, determine to include the Eligible Accounts and Eligible Inventory acquired pursuant to such Permitted Acquisition or other transaction permitted under Section 6.04 (subject to advance rates determined in the Permitted Discretion of the Administrative Agent and the Collateral Agents (but in no case higher than the advance rates set forth in this definition) and any Reserves then in effect pursuant to this definition and the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to this Agreement) in the Borrowing Base up to an amount not to exceed 5% of the Borrowing Base at any time (after giving effect to such inclusion) prior to the receipt by the Administrative Agent of such appraisal and field examination, without limiting the right of the Administrative Agent and the Collateral Agents to subsequently exclude such assets from the Borrowing Base in their Permitted Discretion; provided, further, that such assets shall be removed from the Borrowing Base if the Administrative Agent has not received such appraisal and field examination within 90 days (or such later date as the Administrative Agent and the Collateral Agents may agree in their Permitted Discretion) after the date such assets were first included in the Borrowing Base”.

8. The definition of “Canadian Borrower” is hereby deleted.

9. The definition of “Canadian Issuing Bank” is hereby amended by deleting the phrase “the Company” and replacing it with the phrase “any Canadian Co-Borrower”.

10. The definition of “Canadian Letter of Credit Exposure” is hereby amended by deleting each reference to the phrase “the Canadian Borrower” and replacing it with the phrase “a Canadian Co-Borrower”.

11. The definition of “Canadian Overadvance” is hereby amended by deleting the phrase “the Company” and replacing it with the phrase “a Canadian Co-Borrower”.

12. The definition of “Canadian Protective Advance” is hereby amended by deleting the phrase “the Company” and replacing it with the phrase “a Canadian Co-Borrower”.

13. The definition of “Canadian Revolving Loan” is hereby amended by deleting the phrase “the Company” and replacing it with the phrase “a Canadian Co-Borrower”.

14. The definition of “Change in Control” is hereby amended by (a) deleting each reference to the phrase “2009 Indenture, the” and (b) adding the phrase “or the Replacement Indenture,” immediately after each reference to the phrase “2010 Indenture”.

15. The definition of “Cliffstar Acquisition” is hereby amended by deleting each reference to “APA” and replacing them with the phrase “2010 APA”.

16. The definition of “Cliffstar Companies” is hereby amended by deleting the reference to “APA” and replacing it with the phrase “2010 APA”.

17. The definition of “Cliffstar Deposit Accounts” is hereby amended by deleting the word “o” and replacing it with the word “of”.

18. The definition of “Collateral Access Agreement” is hereby amended by (a) deleting the phrase “the Company or” and replacing it with the phrase “the Canadian Co-Borrowers and” and (b) deleting the phrase “the UK Borrower or” and replacing it with the phrase “the UK Co-Borrowers and”.

19. The definition of “Collection Account” is hereby amended by (a) deleting the phrase “the Company or” and replacing it with the phrase “the Canadian Co-Borrowers and”, and (b) deleting the phrase “the UK Borrower or” and replacing it with the phrase “the UK Co-Borrowers and”.

20. The definition of “Customer List” is hereby amended by deleting the phrase “each Borrower” and replacing it with the phrase “each Borrowing Base Contributor”.

21. The definition of “Disqualified Payables” is hereby amended by (a) deleting the phrase “the U.K. Borrower and the Canadian Borrower” and replacing it with the phrase “a UK Co-Borrower and a Canadian Co-Borrower”, (b) deleting the phrase “the Borrower” and replacing it with the phrase “such Borrower”, and (c) adding the word “Administrative” immediately before the word “Agent”.

22. The definition of “Earnout” is hereby deleted.

23. The definition of “EBITDA” is hereby amended by (a) deleting the word “and” immediately before clause (vii) thereof and replacing it with a comma and (b) adding the phrase “, (viii) the 2009 Notes Call Premium Expense and the 2010 Notes Call Premium Expense for such period, and (ix) any non-capitalized fees and expenses (including legal, accounting and financing costs) incurred in connection with the negotiation and closing of the 2014 SPA in an aggregate amount not to exceed £1,000,000” immediately after the phrase “not to exceed $1,500,000”.

24. The definition of “Eligible Accounts” is hereby amended by (a) deleting each reference to the word “Borrower” and replacing them with the phrase “Borrowing Base Contributor”, (b) in clause (c) thereof, deleting the phrase “written off the books of the” and replacing it with the phrase “written off the books of any”, (c) in clause (g) thereof, deleting the phrase “is contingent upon the” and replacing it with the phrase “is contingent upon a”, and (d) deleting clause (l) thereof in its entirety and replacing it with the following:

“(l) (i) with respect to Accounts of any Borrowing Base Contributor organized under the laws of any State of the United States, the District of Columbia or Canada, any Account which is owed by an Account Debtor which (x) does not maintain its chief executive office (or its domicile, for the purposes of the Quebec Civil Code) in the United States or Canada unless each Collateral Agent has determined that such Account Debtor has substantial assets and operations in the United States or Canada and is subject to suit in the United States or Canada or (y) is not organized under applicable law of the United States, any state of the United States, Canada, or any province of Canada unless, in either case, such Account is backed by a letter of credit acceptable to the Administrative Agent which is in the possession of, and is directly drawable by, the Administrative Collateral Agent and (ii) with respect to Accounts of any Borrowing Base Contributor organized under the laws of England and Wales, any Account which is owed by an Account Debtor which (x) does not maintain its chief executive office (or its domicile, for the purposes of the Quebec Civil Code) in the United States, Canada or the United Kingdom unless each Collateral Agent has determined that such Account Debtor has substantial assets and operations in the United States, Canada or the United Kingdom and is subject to suit in the United States, Canada or the United Kingdom or (y) is not organized under applicable law of the United States, any state of the United States, Canada, any province of Canada or the United Kingdom unless, in either case, such Account is backed by a letter of credit acceptable to the Administrative Agent which is in the possession of, and is directly drawable by, the Administrative Collateral Agent; provided, however, that, solely in the case of this clause (ii), up to $3,000,000 of Eligible Accounts at any one time may be from Account Debtors that either maintain a chief executive office in Ireland or Scotland or are organized under the applicable law of Ireland or Scotland;”.

25. The definition of “Eligible Equipment” is hereby amended (a) in clause (i) thereof, by deleting the phrase “a Borrower” and replacing it with the phrase “an Original Borrower”, (b) in clause (ii) thereof, by adding the phrase “owned by an Original Borrower” immediately after the phrase “other equipment”, (c) in the proviso thereof, by adding the word “Original” immediately before the reference to “Borrowers”, (d) in clauses (a) through (g) thereof, by adding the word “Original” immediately before each reference to the word “Borrower”, (e) in clause (e) thereof, by deleting the phrase “ordinary course of business of the” and replacing it with the phrase “ordinary course of business of such”, and (f) in clause (f) thereof, by deleting the phrase “, the 2009 Note Documents and the 2010 Note Documents” and replacing it with the phrase “and the 2010 Note Documents or the Replacement Note Documents”.

26. The definition of “Eligible Inventory” is hereby amended by deleting each reference to the word “Borrower” and replacing them with the phrase “Borrowing Base Contributor”.

27. The definition of “Eligible Real Property” is hereby amended by (a) deleting the phrase “a Borrower” and replacing it with the phrase “an Original Borrower” and (b) adding the word “Original” immediately before each other reference to the word “Borrower”.

28. Clause (ii) of the proviso to the definition of “Excluded Subsidiary” is hereby amended by deleting the phrase “the 2009 Note Documents or the 2010 Note Documents” and replacing it with the phrase “the 2010 Note Documents or the Replacement Note Documents”.

29. The definition of “Excluded Swap Obligation” is hereby amended by adding the word “Loan” immediately before each reference to the word “Guarantor”.

30. The definition of “Excluded Taxes” is hereby amended by deleting the word “Borrower” and replacing it with the word “Borrowers”.

31. The definition of “Existing Credit Agreement” is hereby amended by deleting the phrase “the UK Borrower” and replacing it with the phrase “Cott Beverages Limited”.

32. The definition of “Farm Products” is hereby amended by deleting the word “either” and replacing it with the word “any”.

33. The definition of “Farm Products Notices” is hereby amended by deleting each reference to the word “either” and replacing them with the word “any”.

34. The definition of “Farm Products Seller” is hereby amended by deleting the word “either” and replacing it with the word “any”.

35. The definition of “First Amendment” is hereby amended by deleting the phrase “the UK Borrower” and replacing it with the phrase “Cott Beverages Limited”.

36. The definition of “Fixed Charges” is hereby amended by (a) deleting the phrase “(plus any payments of Permitted Deferred Consideration” and replacing it with a comma, (b) deleting the phrase “the Earnout)” and replacing it with the phrase “(i) the 2010 Earnout, (ii) the 2014 Earnout and (iii) the 2014 Acquisition Note” and (b) adding “),” immediately after the phrase “amount of cash collateral by the lessor thereof”.

37. The definition of “Foreign Lender” is hereby amended by deleting the phrase “the UK Borrower” and replacing it with the phrase “any UK Co-Borrower”.

38. The definition of “Interest Expense” is hereby amended by adding the following sentence at the end thereof:

“For the avoidance of doubt, no 2009 Notes Call Premium Expense or 2010 Notes Call Premium Expense shall be included in the calculation of Interest Expense.”.

39. The definition of “Inventory” is hereby amended by (a) deleting the phrase “the Company” and replacing it with the phrase “the Canadian Co-Borrowers” and (b) deleting the phrase “the UK Borrower” and replacing it with the phrase “the UK Co-Borrowers”.

40. The definition of “LIBO Rate” is hereby amended by deleting the phrase “the British Bankers Association” and replacing it with the phrase “ICE Benchmark Administration Limited”.

41. The definition of “Material Indebtedness” is hereby amended by deleting the phrase “the Earnout” and replacing it with the phrase “the 2010 Earnout, the 2014 Earnout, the 2014 Acquisition Note”.

42. The definition of “Maturity Date” is hereby amended by (a) deleting the phrase “May 1, 2017 the 2009 Notes have not been redeemed, repurchased or otherwise refinanced in full, May 15, 2017, (c) solely if at the close of business on” and (b) deleting the reference to clause “(d)” and replacing it with a reference to clause “(c)”.

43. The definition of “Permitted Acquisition” is hereby amended by deleting the phrase “the Earnout” and replacing it with the phrase “the 2010 Earnout”.

44. The definition of “Permitted Deferred Compensation” is hereby amended by deleting the phrase “the APA” and replacing it with the phrase “the 2010 APA”.

45. The definitions of “PP&E Amortization Amount (Adjusted Equipment)”, “PP&E Amortization Amount (Adjusted Real Property)”, “PP&E Amortization Amount (Equipment)”, “PP&E Amortization Amount (Real Property)”, “PP&E Component”, “Qualified PP&E Appraisal (Equipment)” and “Qualified PP&E Appraisal (Real Property)” are each hereby amended by adding the word “Original” immediately before each reference to the word “Borrower”.

46. The definition of “Reaffirmation Agreements” is hereby deleted in its entirety and replaced with the following:

““Reaffirmation Agreements” means the First Canadian Reaffirmation Agreement, the Second Canadian Reaffirmation Agreement, the Third Canadian Reaffirmation Agreement, the UK Reaffirmation Deeds, the First U.S. Reaffirmation Agreement, the Second U.S. Reaffirmation Agreement and the Third U.S. Reaffirmation Agreement.”.

47. The definition of “Report” is hereby amended by deleting each reference to the word “Borrower” and replacing them with the phrase “Borrowing Base Contributor”.

48. The definition of “Reserves” is hereby amended by deleting each reference to the phrase “the UK Borrower” and replacing them with the phrase “any UK Co-Borrower”.

49. The second proviso to the definition of “Secured Obligations” is hereby amended by adding the word “Loan” immediately before each reference to the word “Guarantor”.

50. The definition of “Swap Agreement” is hereby amended by deleting the first two references to the word “Borrower” and replacing them with the word “Company”.

51. The definition of “Swap Obligation” is hereby amended by adding the word “Loan” immediately before the reference to the word “Guarantor”.

52. The definition of “Swingline Loan” is hereby amended by deleting the phrase “US Swingline Loan” and replacing it with the phrase “U.S. Swingline Loan”.

53. The definition of “Tax Confirmation” is hereby amended by deleting the phrase “the UK Borrower” and replacing it with the phrase “any UK Co-Borrower”.

54. The definition of “Treaty State” is hereby amended by deleting the phrase “the Borrower’s” and replacing it with the phrase “such Borrower’s”.

55. The definition of “UK Borrower” is hereby deleted.

56. The definition of “UK Group” is hereby amended by deleting the phrase “UK Borrower and its” and replacing it with the phrase “UK Co-Borrowers and their respective”.

57. The definition of “UK Issuing Bank” is hereby amended by deleting the phrase “the UK Borrower” and replacing it with the phrase “any UK Co-Borrower”.

58. The definition of “UK Letter of Credit Exposure” is hereby amended by deleting each reference to the phrase “the UK Borrower” and replacing them with the phrase “a UK Co-Borrower”.

59. The definition of “UK Overadvance” is hereby amended by deleting the phrase “the UK Borrower” and replacing it with the phrase “a UK Co-Borrower”.

60. The definition of “UK Protective Advance” is hereby amended by deleting the phrase “the UK Borrower” and replacing it with the phrase “a UK Co-Borrower”.

61. The definition of “UK Qualifying Lender” is hereby amended by (a) deleting the first reference to the phrase “the UK Borrower” and replacing it with the phrase “any UK Co-Borrower” and (b) deleting the second reference to the phrase “the UK Borrower” and replacing it with the phrase “the UK Co-Borrowers”.

62. The definition of “UK Reaffirmation Deeds” is hereby amended by (a) deleting the word “and” immediately before clause (ii) thereof and replacing it with a comma, and (b) adding at the end of such definition the phrase “, (iii) the Reaffirmation Deed to UK Security Documents, dated as of the Amendment No. 4 Effective Date, by and between the Loan Parties party thereto and the UK Security Trustee and (iv) any and all UK Further Reaffirmation Deeds”.

63. The definition of “UK Revolving Loan” is hereby amended by deleting the phrase “the UK Borrower” and replacing it with the phrase “a UK Co-Borrower”.

64. The definition of “UK Security Agreement” is hereby amended by (a) deleting the phrase “the UK Borrower” and replacing it with the phrase “Cott Beverages Limited, the other Loan Parties party thereto,” and (b) adding the phrase “, and any other pledge or security agreement governed by the laws of England and Wales and entered into after the Effective Date by any Loan Party (or Restricted Subsidiary that becomes a Loan Party) as required by this Agreement or any other Loan Document for the purpose of creating a Lien on the property of any such Person that is (a) organized in the United Kingdom or (b) has property located in the United Kingdom, in each case” immediately before the phrase “as the same may be amended”.

65. The definition of “U.S. Co-Borrowers” is hereby deleted in its entirety and replaced with the following:

“U.S. Co-Borrowers” means Cott Beverages, Cliffstar LLC, and each Subsidiary of the Company organized under the laws of any State of the United States or the District of Columbia that becomes a Borrower in accordance with Section 5.13(e).

66. The definition of “U.S. Issuing Bank” is hereby amended by deleting the phrase “and their” immediately after the phrase “the issuer of Letters of Credit for the account of a U.S. Co-Borrower”.

67. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

(a) “2009 Notes Call Premium Expense” means any purchase price premiums above par or any call premiums incurred in connection with the purchase or redemption by the Company of the 2009 Notes in an aggregate amount for all periods not to exceed $12,000,000.

(b) “2010 APA” means that certain Asset Purchase Agreement, dated as of July 7, 2010, by and among the Company, Caroline, Cliffstar Corporation, the Subsidiaries of Cliffstar Corporation party thereto (together with Target, the “Cliffstar Companies”), and Stanley A. Star, solely in his capacity as Sellers’ Representative.

(c) “2010 Earnout” means the “Earnout Amount” as defined in the 2010 APA.

(d) “2010 Notes Call Premium Expense” means any purchase price premiums above par or any call premiums incurred in connection with the purchase or redemption by the Company of the 2010 Notes in an aggregate amount for all periods not to exceed $20,000,000.

(e) “2014 Acquisition Note” means that certain Seller Loan Stock Instrument to be issued by Cott Ventures Limited to the sellers under the Acquisition Agreement, namely David Drabble, Robert Unsworth, Glenn Hudson, Gary Unsworth, Ian Unsworth, Irene Unsworth, Jennifer Welsby, Jodie Lee Unsworth, Louise Anne Unsworth and Jacqueline Carol Unsworth, on the date of “Completing” as defined in the 2014 SPA, which Seller Loan Stock Instrument shall be in form and substance reasonably satisfactory to the Administrative Agent.

(f) “2014 Earnout” means the “Earn Out Consideration” as defined in the 2014 SPA; provided that the aggregate amount of the 2014 Earnout shall not exceed £16,000,000.

(g) “2014 Earnout Calculated Amount” means (a) initially, the good faith estimated amount of the 2014 Earnout calculated by the Company and delivered to the

Administrative Agent pursuant to clause (a) of the definition of Permitted Acquisition, and (b) thereafter, the good faith estimated amount of the 2014 Earnout reflected on the Company’s quarterly and annual financial statements delivered pursuant to Section 5.01(a) and (b) (or otherwise reported to the Administrative Agent in writing at such time), in each case representing the amount for such earnout required to be reserved in accordance with GAAP in respect of the Acquisition Consideration under the 2014 SPA at such time.

(h) “2014 SPA” means that certain Share Purchase Agreement, to be dated on or about May 30, 2014, by and among David Drabble, Robert Unsworth, Glenn Hudson, Gary Unsworth, Ian Unsworth, Irene Unsworth, Jennifer Welsby, Jodie Lee Unsworth, Louise Anne Unsworth and Jacqueline Carol Unsworth, Cott Ventures Limited, the Company and Cott Beverages Limited, which Share Purchase Agreement shall be in form and substance reasonably satisfactory to the Administrative Agent.

(i) “Amendment No. 4” means Amendment No. 4 to Credit Agreement, dated as of May 28, 2014, among the Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent.

(j) “Amendment No. 4 Effective Date” has the meaning assigned to such term in Amendment No. 4.

(k) “Borrower Joinder Agreement” has the meaning assigned to such term in Section 5.13(e).

(l) “Borrowing Base Contributor” means each Borrower and each Borrowing Base Guarantor.

(m) “Borrowing Base Guarantor” means (a) as of the Amendment No. 4 Effective Date, none of the Loan Guarantors and (b) thereafter, any Loan Guarantor that is not a Borrower that (i) delivers a Borrowing Base Guarantor designation notice to the Administrative Agent in accordance with Section 5.13(f), (ii) is organized under the laws of any State of the United States or the District of Columbia, Canada, or England and Wales, (iii) is able to prepare all collateral reports in a comparable manner to the Company’s reporting procedures or otherwise in a manner reasonably acceptable to the Administrative Agent and (iv) has executed and delivered to the Administrative Agent such Loan Documents as the Administrative Agent has reasonably requested (all of which shall be in form and substance reasonably acceptable to, and provide a level of security acceptable to, the Administrative Agent in its Permitted Discretion), so long as the Administrative Agent has received and approved, in its Permitted Discretion, (A) a field examination and appraisal conducted by an appraiser selected and engaged by the Administrative Agent and prepared on a basis satisfactory to the Administrative Agent and each Collateral Agent, in each case at the Borrowers’ sole cost and expense (one such appraisal and one such field examination for each such set of assets shall be excluded from the limitation on such appraisals and field examinations at the expense of the Borrowers as provided in Section 5.11); provided that, solely in the case of Inventory located in the United States and Accounts, in each case owned by a Borrowing Base Guarantor organized under applicable laws of the United States, any state thereof or the District of Columbia, the Administrative Agent and the Collateral Agents may, in their Permitted Discretion, determine to include the Eligible Accounts and Eligible Inventory of such Person in the Borrowing Base prior to the Administrative Agent’s receipt of such appraisal and field examination to the extent permitted in accordance with the second proviso to the definition of Borrowing Base, (B) all UCC or other search results reasonably requested by the Administrative Agent that are necessary to confirm the Administrative Collateral Agent’s Lien on all of such Borrowing Base Guarantor’s personal property, and (C) such certificates and other documentation as the Administrative Agent may reasonably request.

(n) “Canadian Co-Borrowers” means the Company and each Subsidiary of the Company organized under the laws of Canada that becomes a Borrower in accordance with Section 5.13(e).

(o) “Designated Companies” means Cooke Bros Holdings Limited, Cooke Bros. (Tattenhall) Limited, Calypso Soft Drinks Limited, TT Calco Limited, Mr. Freeze (Europe) Limited, Aimia Foods Holdings Limited, Aimia Foods Limited, Aimia Foods Group Limited, Stockpack Limited, and Aimia Foods EBT Company Limited.

(p) “Original Borrower” means a Person that was a Borrower on the Amendment No. 4 Effective Date, to the extent such Person remains a Borrower hereunder.

(q) “Replacement Indenture” means any agreement or indenture governing any refinancing or replacement of the 2010 Indenture or supplement thereto to the extent such refinancing, replacement or supplement is permitted in accordance with the terms of Section 6.01(h).

(r) “Replacement Note Documents” means the Replacement Indenture, the Replacement Notes, and any notes, agreements, indentures or other documents relating thereto or executed in connection therewith.

(s) “Replacement Notes” means the notes issued under the Replacement Indenture.

(t) “Third Canadian Reaffirmation Agreement” means the Canadian law governed Reaffirmation Agreement, dated as of the Amendment No. 4 Effective Date, by and between the Loan Parties party thereto and the Administrative Collateral Agent, for the benefit of the Administrative Agent, the Collateral Agents and the Lenders.

(u) “Third U.S. Reaffirmation Agreement” means the U.S. law governed Reaffirmation Agreement, dated as of the Amendment No. 4 Effective Date, by and between the Loan Parties party thereto and the Administrative Collateral Agent, for the benefit of the Administrative Agent, the Collateral Agents and the Lenders.

(v) “UK Co-Borrowers” means Cott Beverages Limited, a company organized under the laws of England and Wales, and each Subsidiary of the Company organized under the laws of England and Wales that becomes a Borrower in accordance with Section 5.13(e).

(w) “UK Further Reaffirmation Deeds” means any and all further Reaffirmation Deeds to UK Security Documents by and between the Loan Parties party thereto and the UK Security Trustee entered into from time to time after the Effective Date, in each case in accordance with and as provided under Section 5.13.

68. Section 2.01 of the Credit Agreement is hereby amended by (a) deleting the first reference to the phrase “the Company” and replacing it with the phrase “the Canadian Co-Borrowers, on a joint and several basis”, (b) deleting the first reference to the phrase “the UK Borrower” and replacing it with the phrase “the UK Co-Borrowers, on a joint and several basis” and (c) in the second sentence thereof, deleting the phrase “the Company, the UK Borrower” and replacing it with the phrase “the Canadian Co-Borrowers, the UK Co-Borrowers”.

69. Section 2.02(b) of the Credit Agreement is hereby amended by (a) deleting each reference to the phrase “the UK Borrower” and replacing it with the phrase “a UK Co-Borrower”, (b) deleting each reference to the phrase “the Canadian Borrower” and replacing it with the phrase “a Canadian Co-Borrower”, (c) deleting the phrase “US Swingline Loan” and replacing it with the phrase “U.S. Swingline Loan” and (d) deleting the phrase “the Company” and replacing it with the phrase “a Canadian Co-Borrower”.

70. Section 2.02(e) of the Credit Agreement is hereby amended by (a) deleting the phrase “the Company” and replacing it with the phrase “the Canadian Co-Borrowers” and (b) deleting the phrase “the UK Borrower” and replacing it with the phrase “the UK Co-Borrowers”.

71. Section 2.03 of the Credit Agreement is hereby amended by (a) deleting each reference to the phrase “the UK Borrower” and replacing it with the phrase “a UK Co-Borrower”, (b) deleting each reference to the phrase “the Company” and replacing it with the phrase “a Canadian Co-Borrower”.

72. Section 2.04 of the Credit Agreement is hereby amended by (a) deleting the phrase “the Company in dollars or Canadian Dollars and to the U.K. Borrower” and replacing it with the phrase “the Canadian Co-Borrowers, jointly and severally, in dollars or Canadian Dollars, and to the UK Co-Borrowers, jointly and severally,” and (b) deleting each reference to the phrase “the UK Borrower” and replacing it with the phrase “a UK Co-Borrower”.

73. Section 2.05(a)(ii) of the Credit Agreement is hereby amended by (a) deleting the first reference to the phrase “the Company” and replacing it with the phrase “the Canadian Co-Borrowers”, (b) deleting the second reference to the phrase “the Company” and replacing it with the phrase “such Canadian Co-Borrower” and (c) deleting the second reference to the phrase “to the Company”.

74. Section 2.05(a)(iii) of the Credit Agreement is hereby amended by (a) deleting the first reference to the phrase “the UK Borrower” and replacing it with the phrase “a UK Co-Borrower”, (b) deleting the phrase “the UK Borrower (or the UK Borrower requests such Borrowing)” and replacing it with the phrase “the UK Co-Borrowers (or Cott Beverages Limited requests such Borrowing)” and (c) deleting the third reference to the phrase “the UK Borrower” and replacing it with the phrase “such UK Co-Borrower”.

75. Section 2.05(b) of the Credit Agreement is hereby amended by (a) deleting the phrase “the UK Borrower and Canadian Revolving Loans to the Company” and replacing it with the phrase “the UK Co-Borrowers, jointly and severally, and Canadian Revolving Loans to the Canadian Co-Borrowers, jointly and severally”, (b) deleting the second reference to the phrase “the Company” and replacing it with the phrase “the Canadian Co-Borrowers” and (c) deleting the second reference to the phrase “the UK Borrower” and replacing it with the phrase “the UK Co-Borrowers”.

76. Section 2.06(e) of the Credit Agreement is hereby amended by (a) deleting the reference to the phrase “the Borrower’s” and replacing it with the phrase “the Borrowers’”, and (b) deleting each reference to the phrase “the UK Borrower” and replacing it with the phrase “a UK Co-Borrower”.

77. Section 2.06(h) of the Credit Agreement is hereby amended by deleting the phrase “US Issuing Bank” and replacing it with the phrase “U.S. Issuing Bank”.

78. Section 2.09(f)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(i) certifying that such increase is permitted by the 2010 Indenture (if the same is then outstanding), or by the terms of any Replacement Indenture (if the same is then outstanding) and, with respect to any such increase, assuming a borrowing of the maximum amount of loans available under such increase together with any increases previously made pursuant to the terms of this Agreement, and certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and”.

79. Section 2.11(c) of the Credit Agreement is hereby amended by (a) deleting each reference to the phrase “redeem or repurchase 2009 Notes or 2010 Notes” and replacing them with the phrase “redeem or repurchase 2010 Notes or Replacement Notes”, (b) deleting the phrase “2009 Notes or 2010 Notes shall be deemed” and replacing it with the phrase “2010 Notes or Replacement Notes shall be deemed”, (c) deleting the phrase “2009 Indenture or 2010 Indenture” and replacing it with the phrase “2010 Indenture or Replacement Indenture” and (d) deleting the phrase “the applicable 2009 Notes or 2010 Notes” and replacing it with the phrase “the applicable 2010 Notes or Replacement Notes”.

80. Section 2.11(e) of the Credit Agreement is hereby amended by deleting the phrase “US Swingline Loans” and replacing it with the phrase “U.S. Swingline Loans”.

81. Section 2.14(a)(i) of the Credit Agreement is hereby amended by deleting the phrase “Interploated Rate” and replacing it with the phrase “Interpolated Rate”.

82. Section 2.17 of the Credit Agreement is hereby amended (a) in clause (a) thereof, by (i) deleting the phrase “A Borrower is not” and replacing it with the phrase “A UK Co-Borrower is not”, and (ii) deleting the phrase “Section 2.17 above” and replacing it with the phrase “this Section 2.17”, (b) other than in clauses (a)(ii), (a)(ii), (i) and (o) thereof, by deleting each reference to the phrase “the UK Borrower” and replacing them with the phrase “the UK Co-Borrowers”, (c) in clauses (a)(ii) and (a)(iii) thereof, by deleting each reference to the phrase “the UK Borrower” and replacing them with the phrase “the relevant UK Co-Borrower”, (d) in clause (o) thereof, by deleting the phrase “UK Borrower” and replacing it with the phrase “UK Co-Borrower”,

(e) by deleting each reference to “W-8BEN” in Section 2.17(h)(ii)(B) and replacing them with the phrase, (i) in the case of clause (1), “W-8BEN or W-8BEN-E, as applicable,” and (ii) in the case of clauses (3) and (4), “W-8BEN or W-8BEN-E, as applicable”, and (f) deleting clause (i) thereof in its entirety and replacing it with the following:

“(i) Additional United Kingdom Withholding Tax Matters. (i) Subject to clauses (ii) and (iii) below, a Treaty Lender and each UK Co-Borrower which makes a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that UK Co-Borrower to obtain authorization to make that payment without withholding or deduction for Taxes imposed under the laws of the United Kingdom; (ii)(A) a Treaty Lender which becomes a Treaty Lender on the day on which this Agreement is entered into that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall provide its scheme reference number and its jurisdiction of tax residence to the UK Co-Borrowers and the Administrative Agent; and (B) a Treaty Lender which becomes a Treaty Lender hereunder after the day on which this Agreement is entered into that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall provide its scheme reference number and its jurisdiction of tax residence to the UK Co-Borrowers and the Administrative Agent, and, having done so, that Treaty Lender shall be under no further obligation pursuant to paragraph (h)(i) and (i)(i) above; (iii) nothing in paragraph (i) above shall require a Treaty Lender to: (A) register under the HMRC DT Treaty Passport scheme; (B) apply the HMRC DT Treaty Passport scheme to any Borrowings if it has so registered; or (C) file Treaty forms if it has included an indication to the effect that it wishes the HMRC DT Treaty Passport scheme to apply to this Agreement in accordance with paragraph (i)(ii) above and the UK Co-Borrowers making that payment have not complied with their obligations under paragraph (i)(iv) below; (iv) if a Treaty Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with paragraph (i)(ii) above the relevant UK Co-Borrowers shall make a Borrower DTTP filing, and where (1) that Borrower DTTP Filing has been rejected by HM Revenue & Customs; or (2) HM Revenue & Customs has not given the relevant UK Co-Borrowers authority to make payments to that Treaty Lender without a deduction for tax within 60 days of the date of the Borrower DTTP Filing, and, in each case, the relevant UK Co-Borrowers have notified that Treaty Lender in writing, that Treaty Lender and the relevant UK Co-Borrower shall co-operate in completing any additional procedural formalities necessary for that UK Co-Borrower to obtain authorization to make that payment without withholding or deduction for Taxes imposed under the laws of the United Kingdom; (v) if a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with paragraph (i)(ii) above, no UK Co-Borrower shall make a Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender’s Commitment(s) or its participation in any Loan unless the Lender otherwise agrees; (vi) a UK Co-Borrower shall, promptly on making a Borrower DTTP Filing, deliver a copy of that Borrower DTTP Filing to the Administrative Agent for delivery to the relevant Treaty Lender; and (vii) a Treaty Lender shall notify the UK Co-Borrowers and Administrative Agent if it determines in its sole discretion that it ceases to be entitled to claim the benefits of an income tax treaty to which the United Kingdom is a party with respect to payments made by the UK Co-Borrowers hereunder.”.

83. Section 2.18(a) of the Credit Agreement is hereby amended by deleting the phrase “the UK Borrower” and replacing it with the phrase “the UK Co-Borrowers”.

84. Section 2.19(b) of the Credit Agreement is hereby amended by (a) deleting each reference to the phrase “the Borrower” and replacing them with the phrase “the Borrowers” and (b) deleting the phrase “at its sole expense” and replacing it with the phrase “at their sole expense”.

85. Section 2.21 of the Credit Agreement is hereby amended (a) in clause (c)(iii) thereof, by deleting the phrase “the Borrower” and replacing it with the phrase “the Borrowers” and (b) in clause (e) thereof, by deleting the phrase “the Borrower” and replacing it with the phrase “each Borrower”.

86. Section 2.22 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 2.22 Joint and Several Liability. Each Borrower is accepting joint and several liability with the other Borrowers hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Administrative Agent, the Collateral Agents, the Issuing Banks and the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations of each Borrower. Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including any Obligations arising under this Section 2.22), it being the intention of the parties hereto that all the Obligations of the Borrowers shall be the joint and several obligations of each Borrower without preferences or distinction among them. If and to the extent that any Borrower shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligation. The Obligations of each Borrower under the provisions of this Section 2.22 constitute the absolute and unconditional, full recourse Obligations of each Borrower enforceable against each such Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever. Nothing contained in this Section 2.22 shall effect the obligations of any Borrower or any other Loan Party under any other provision of this Agreement (including Article X hereof) or any other Loan Document.”.

87. Section 3.09 of the Credit Agreement is hereby amended by deleting each reference to the phrase “the UK Borrower” and replacing them with the phrase “Cott Beverages Limited”.

88. Section 3.10(c) of the Credit Agreement is hereby amended by deleting the phrase “Neither the UK Borrower nor any of its Subsidiaries” and replacing it with the phrase “None of the UK Co-Borrowers or any of their respective Subsidiaries”.

89. Section 3.16(c) of the Credit Agreement is hereby amended by deleting the phrase “UK Borrower” and replacing it with the phrase “UK Co-Borrower”.

90. Section 3.19 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 3.19 2010 Note Documents and Replacement Note Documents. The Borrowers have delivered to the Administrative Agent true, complete and correct copies of the 2010 Note Documents (including all schedules, exhibits and annexes thereto), and within two Business Days of the effectiveness thereof (or such later date as the Administrative Agent may agree in its Permitted Discretion), shall have delivered to the Administrative Agent true, complete and correct copies of each of the Replacement Note Documents (including all schedules, exhibits and annexes thereto). The Loans and all other Secured Obligations of the Loan Parties under this Agreement and each of the other Loan Documents are permitted to be incurred under the 2010 Note Documents or, upon the effectiveness thereof, the Replacement Note Documents. This Agreement is within the definition of “Credit Agreement” (or similar defined term) under the 2010 Note Documents or, upon the effectiveness thereof, the Replacement Note Documents.”.

91. Section 3.20 of the Credit Agreement is hereby amended by deleting the phrase “the UK Borrower’s” and replacing it with the phrase “each UK Co-Borrower’s”.

92. Section 4.01(a) of the Credit Agreement is hereby amended by deleting the phrase “UK Loan Parties” and replacing it with the phrase “Loan Parties organized under the laws of England and Wales”.

93. Section 4.01(u) of the Credit Agreement is hereby amended by deleting the phrase “the UK Borrower” and replacing it with the phrase “Cott Beverages Limited”.

94. Section 4.01(y) of the Credit Agreement is hereby amended by deleting each reference to the phrase “the APA” and replacing them with the phrase “the 2010 APA”.

95. Section 4.01(aa) of the Credit Agreement is hereby amended by deleting the phrase “the APA” and replacing it with the phrase “the 2010 APA”.

96. Section 4.02(d) of the Credit Agreement is hereby amended by deleting the phrase “each of the 2009 Indenture and the 2010 Indenture” and replacing it with the phrase “the 2010 Indenture or the Replacement Indenture”.

97. Section 4.02(e) of the Credit Agreement is hereby amended by (a) in clause (i) thereof, deleting the phrase “the 2009 Indenture and the 2010 Indenture” and replacing it with the phrase “the 2010 Indenture or the Replacement Indenture” and (b) in clause (ii) thereof, (i) deleting the phrase “each of the 2009 Indenture and”, and (ii) deleting the phrase “refinancing or replacement agreement” and replacing it with the phrase “Replacement Indenture”.

98. Section 5.02(e) of the Credit Agreement is hereby amended by inserting the word “Representative” immediately after the word “Borrower”.

99. Section 5.04 of the Credit Agreement is hereby amended by (a) deleting the phrase “the Earnout” and replacing it with the phrase “the 2010 Earnout, the 2014 Earnout” and (b) deleting the phrase “the Earnout, pursuant to the terms of the APA” and replacing it with the phrase “the 2010 Earnout, pursuant to the terms of the 2010 APA and in the case of the 2014 Earnout, pursuant to the terms of the 2014 SPA”.

100. Section 5.07(c) of the Credit Agreement is hereby amended by (a) deleting the first reference to the phrase “The UK Borrower” in each of clauses (i) through (v) thereof and the second reference to the phrase “The UK Borrower” in clause (v) thereof and replacing them with the phrase “Each UK Co-Borrower”, (b) deleting each other reference to the phrase “the UK Borrower” in clauses (i) and (iii) thereof and replacing them with the phrase “such UK Co-Borrower” and (c) deleting the phrase “U.K. Pension Plan” and replacing it with the phrase “UK Pension Scheme”.

101. Section 5.11 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding anything to the contrary in this Section 5.11, one field examination and one appraisal for each new set of assets, each new Borrower and each new Borrowing Base Guarantor conducted pursuant to Sections 5.13(e) or (f) or the definitions of Borrowing Base or Borrowing Base Guarantor, as applicable, shall not be considered in any limitation on such appraisals and field examinations at the expense of the Borrowers as provided in this Section 5.11.”.

102. Section 5.12 of the Credit Agreement is hereby amended by deleting the phrase “UK Collateral Trustee” and replacing it with the phrase “UK Security Trustee”.

103. Section 5.13 of the Credit Agreement is hereby amended (a) in clause (a)(i)(A) thereof, by (i) deleting the phrase “the Joinder Agreement set forth as Exhibit D hereto” and replacing it with the phrase “a Joinder Agreement substantially in the form set forth as Exhibit D hereto or in such other form as the Administrative Agent may agree in its sole discretion” and (ii) deleting the phrase “the UK Borrower” and replacing it with the phrase “any UK Co-Borrower”, (b) in clause (a)(ii)(x) thereof, by (i) deleting the phrase “the Joinder Agreement” and replacing it with the phrase “a Joinder Agreement” and (ii) deleting the phrase “the UK Borrower” and replacing it with the phrase “any UK Co-Borrower”, (c) in clause (a)(iii)(x) thereof, by deleting the phrase “the Joinder Agreement” and replacing it with the phrase “a Joinder Agreement”, (d) in clause (ii) of the last sentence of clause (a) thereof, by adding the phrase “(including, to the extent required, pursuant to a Further UK Reaffirmation Deed)” immediately after the phrase “property of such Loan Party which constitutes Collateral”, and (e) by adding the following at the end of Section 5.13:

“(e) In connection with (x) a Permitted Acquisition or any other Investment permitted under Section 6.04, (y) the formation of a Restricted Subsidiary of the Company, or (z) any existing Loan Guarantor, each Borrower and each Subsidiary that is a Loan Party may designate in a written notice to the Administrative Agent that it intends for the Restricted Subsidiary so formed or acquired or such Loan Guarantor to become a Borrower hereunder, which notice shall include the full legal name of such Person and such Person’s jurisdiction of organization, and shall be delivered at least 30 days prior to the date such Person is intended to become a Borrower; provided that no such Restricted Subsidiary or Loan Guarantor shall be designated as a Borrower if it is organized under the laws of a jurisdiction other than any State of the United States or the District of Columbia, Canada, or England and Wales. The Borrower Representative shall provide the Administrative Agent with all documentation and other information with respect to such Restricted Subsidiary or Loan Guarantor that is required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act, in a manner reasonably satisfactory to the Administrative Agent prior to such Restricted Subsidiary or Loan Guarantor becoming a Borrower hereunder. The Loan Parties shall cause such Restricted Subsidiary or Loan Guarantor to comply with each of the requirements set forth in Section 5.13(a) through (d) mutatis mutandis; provided that for the purpose of this Section 5.13(e), any reference in Section 5.13 to a Person becoming a Loan Guarantor shall also be a reference to such Person becoming a Borrower, and the Joinder Agreement executed by such Person pursuant to Section 5.13(a) shall be in form and substance reasonably satisfactory to the Administrative Agent, including such modifications as the Administrative Agent reasonably deems necessary or advisable in order to ensure that such Person becomes a Borrower for all purposes under the Loan Documents (the “Borrower Joinder Agreement”). Upon execution and delivery of such Borrower Joinder Agreement and all other documents requested by the Administrative Agent or required to be delivered pursuant to Section 5.13 (including, to the extent required, a UK Further Reaffirmation Deed), such Person shall be deemed to be a Borrower for all purposes under this Agreement and the other Loan Documents; provided that, if such Person is not a Borrowing Base Guarantor at the time it becomes a Borrower, prior to the inclusion of such Person’s assets in the Borrowing Base the Administrative Agent shall have received an appraisal and field examination in respect of such assets conducted by an appraiser selected and engaged by the Administrative Agent and prepared on a basis satisfactory to the Administrative Agent and each Collateral Agent, in each case at the Borrowers’ sole cost and expense (one such appraisal and one such field examination for each such set of assets shall be excluded from the limitation on such appraisals and field examinations at the expense of the Borrowers as provided in Section 5.11); provided, further, that, solely in the case of Inventory located in the United States and Accounts, in each case owned by a Borrowing Base Contributor organized under applicable laws of the United States, any state thereof or the District of Columbia, the Administrative Agent and the Collateral Agents may, in their Permitted Discretion, determine to include the Eligible Accounts and Eligible Inventory of such Person in the Borrowing Base prior to the Administrative Agent’s receipt of such appraisal and field examination to the extent permitted in accordance with the second proviso to the definition of Borrowing Base.

(f) At any time after a Restricted Subsidiary becomes a Loan Guarantor pursuant to the terms of this Agreement, the Borrower Representative may designate such Loan Guarantor as a Borrowing Base Guarantor by delivering a written notice of such designation to the Administrative Agent and complying with the requirements set forth in the definition of Borrowing Base Guarantor. Following delivery of such notice and satisfaction of such requirements, such Loan Guarantor shall be considered a Borrowing Base Guarantor for all purposes under this Agreement unless and until the Borrower Representative gives the Administrative Agent a written notice declaring that such Loan Guarantor is no longer a Borrowing Base Guarantor.”.

104. Section 5.14 of the Credit Agreement is hereby amended (a) in clause (i) of the proviso thereto, by adding the phrase “(other than the Borrowers)” immediately after the phrase “England and Subsidiaries” and (b) in clause (iv) thereof, by (i) deleting the phrase “the 2009 Note Documents or” and (ii) adding the phrase “or any Replacement Note Documents” immediately after the phrase “2010 Note Documents”.

105. Section 6.01(d) of the Credit Agreement is hereby amended by deleting the word “Earnout” and replacing it with the phrase “2010 Earnout”.

106. Section 6.01(f) of the Credit Agreement is hereby amended by deleting the phrase “the 2009 Notes and the 2010 Notes” and replacing it with the phrase “the 2010 Notes and the Replacement Notes”.

107. Section 6.01(h) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(h) Indebtedness which represents an extension, refinancing, replacement, supplement, or renewal of any of the Indebtedness described in clauses (b), (c), (k), (l) and (q) hereof; provided that, (i) the principal amount of such Indebtedness is not increased except by an amount equal to unpaid accrued interest and premium thereon and any make-whole payments applicable thereto plus reasonable fees and expenses reasonably incurred with respect to such refinancing and by an amount equal to any existing unutilized commitments thereunder; provided that, solely with respect to an extension, refinancing, replacement, supplement, or renewal of the 2010 Notes described in Section 6.01(c) in one transaction or a series of transactions, including through any follow-on or greenshoe offering commenced within 2 months of any replacement, extension or supplement thereof, the aggregate principal amount of such extended, refinanced, replaced, supplemented or renewed Indebtedness in respect of the 2010 Notes and any supplements thereto may be increased from $375,000,000 to an aggregate principal amount not to exceed $550,000,000, (ii) any Liens securing such Indebtedness are not extended to any additional property of any Loan Party or any of their respective Restricted Subsidiaries (and any Replacement Notes shall be unsecured), (iii) no Loan Party or Restricted Subsidiary of any Loan Party that is not originally obligated with respect to repayment of such Indebtedness is required to become obligated with respect thereto (which, for the sake of clarity, (x) would not preclude the inclusion of additional Subsidiaries that are created or acquired after the date such Indebtedness is incurred to the extent that such Subsidiary would have been required to become obligated on the refinanced Indebtedness and (y) solely with respect to an extension, refinancing, replacement or renewal of, or supplement to, the Indebtedness permitted under Section 6.01(c), such Indebtedness may be guaranteed on an unsecured basis under the terms of the Replacement Note Documents by one or more Loan Parties, for so long as each such Person remains a Loan Party hereunder), (iv) such extension, refinancing, supplement, or renewal does not result in a shortening of the average weighted maturity of the Indebtedness so extended, refinanced or renewed, (v) the terms of any such extension, refinancing, supplement, or renewal (taken as a whole) are not less favorable to the obligor thereunder than the original terms of such Indebtedness (taken as a whole); provided that pricing and any premiums for any such extension, refinancing, supplement, or renewal shall be on customary market terms at such time for Indebtedness of such type, (vi) if the Indebtedness that is refinanced, supplemented, renewed, or extended was subordinated in right of payment to the Secured Obligations, then the terms and conditions of the refinancing, supplement, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to the refinanced, supplemented, renewed, or extended Indebtedness, and (vii) solely with respect to an extension, refinancing, replacement, supplement or renewal of the Indebtedness permitted under Section 6.01(c), the stated maturity of such Indebtedness is no earlier than, and the terms of such Indebtedness shall not provide for any mandatory prepayments, scheduled amortization, principal or sinking fund payments prior to, the date that is 6 months after the latest possible Maturity Date;”.

108. Section 6.01(l) of the Credit Agreement is hereby amended by adding the phrase “(i) $10,000,000 at any time outstanding prior to the repayment in full of the 2014 Acquisition Note or (ii) following repayment in full of the 2014 Acquisition Note,” immediately after the phrase “in an aggregate principal amount not exceeding”.

109. Section 6.01(m) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(m) [reserved;]”.

110. Section 6.01(q) of the Credit Agreement is hereby amended by deleting the word “and”.

111. Section 6.01(r) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(r) earnouts (other than the 2010 Earnout) constituting Acquisition Consideration in connection with Permitted Acquisitions in an aggregate amount not to exceed (i) prior to the payment in full of the 2014 Earnout, £16,000,000 or (ii) following payment in full of the 2014 Earnout, $30,000,000 at any time outstanding; provided that, prior to the payment in full of the 2014 Earnout, such earnout shall be deemed to be outstanding in the aggregate amount of £16,000,000; provided, further, that so long as the aggregate amount of all such earnouts outstanding at such time exceeds $10,000,000, a Reserve shall be established by the Collateral Agents in an amount equal to (A) following the payment in full of the 2014 Earnout, the difference of (y) the aggregate amount of all such earnouts outstanding at such time, as determined by the Administrative Agent in its Permitted Discretion minus (z) $10,000,000 or (B) prior to the payment in full of the 2014 Earnout, the result of (y) (1) the 2014 Earnout Calculated Amount at such time minus the amount of Sterling that would be required to purchase $10,000,000 based on the Spot Selling Rate at any time as determined by the Administrative Agent in its Permitted Discretion, divided by (2) 6, multiplied by (z) the number of fiscal quarters commenced since (and including) January 1, 2015; and”.

112. Section 6.01 of the Credit Agreement is hereby amended by adding the following at the end thereof:

“(s) unsecured Indebtedness of Cott Ventures Limited under the 2014 Acquisition Note constituting Acquisition Consideration in connection with the 2014 SPA, in an aggregate principal amount not to exceed £20,000,000.”.

113. Section 6.03 of the Credit Agreement is hereby amended by (a) replacing each semicolon that appears immediately before clauses (iii) and (iv) thereof and replacing them with a comma, (b) deleting clause (iv)(y) thereof in its entirety together with the word “and” immediately preceding the reference to such clause (y) and replacing it with the phrase “, (y) if the Company merges, amalgamates or consolidates with a UK Co-Borrower or a Canadian Co-Borrower, the Company is the surviving entity, and (z) if Cott Beverages Limited merges, amalgamates or consolidates with a UK Co-Borrower, Cott Beverages Limited is the surviving entity,” and (c) adding “, and” immediately before clause (vi) thereof.

114. Sections 6.04(c), (d) and (e) of the Credit Agreement are each hereby amended by deleting each reference to the amount “$75,000,000” and replacing them with the amount “$50,000,000”.

115. Section 6.04(c) of the Credit Agreement is hereby amended by deleting the phrase “their respective Subsidiaries,” immediately before the phrase “provided that (A)” and replacing it with the phrase “Subsidiaries of the foregoing;”.

116. Section 6.04(l) of the Credit Agreement is hereby amended by adding the following phrase immediately after the phrase “may not make any Permitted Acquisition unless (x)”:

“(1) in the case of the acquisition contemplated by the 2014 SPA, Borrowers’ Aggregate Availability on the date of such investment (after giving effect to such Permitted Acquisition) is at least $50,000,000 or (2) in any other case,”.

117. Section 6.04(n) of the Credit Agreement is hereby amended by deleting the phrase “the 2009 Notes and the 2010 Notes” and replacing it with the phrase “the 2010 Notes and the Replacement Notes”.

118. Section 6.04(o) of the Credit Agreement is hereby amended by deleting the phrase “6.0l(n)” and replacing it with the phrase “6.01(n)”.

119. Section 6.04(p) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(p) loans and advances to members of the Cott Mexican Group, provided that (A) no such loans or advances shall be made if Aggregate Availability (at such time and after giving effect to such loans and advances) is less than $37,500,000, (B) such loans and advances made after the Amendment No. 3 Effective Date shall not exceed $10,000,000 in the aggregate if Aggregate Availability (at such time and after giving effect to such loans and advances) is at least $37,500,000 but less than $50,000,000, (C) such loans and advances made after the Amendment No. 3 Effective Date shall not exceed $20,000,000 in the aggregate if Aggregate Availability (at such time and after giving effect to such loans and advances) is at least $50,000,000, (D) any such loans and advances shall be evidenced by a promissory note in the form and substance satisfactory to the Administrative Agent pledged pursuant to the applicable Security Agreement and (E) no such loans and advances shall be permitted to be made at any time an Event of Default has occurred and is continuing;”.

120. Section 6.04(t) of the Credit Agreement is hereby amended by deleting from clause (iii) thereof the phrase “they type” and replacing it with the phrase “the type”.

121. Section 6.04(v) of the Credit Agreement is hereby amended by deleting the word “and” at the end thereof.

122. Section 6.04(w) of the Credit Agreement is hereby amended by adding the word “and” immediately after the semicolon at the end thereof.

123. Section 6.04 of the Credit Agreement is hereby amended by adding the following phrase immediately before the proviso at the end of such Section:

“(x) investments by Aimia Foods Limited in 11,238 ordinary shares of Associated Coffee Merchants (International) Limited.”.

124. The proviso at the end of Section 6.04 of the Credit Agreement is hereby amended by adding the phrase “solely for the purpose of this Section 6.04,” immediately before the phrase “the “Recipient””.

125. The proviso at the end of Section 6.05 of the Credit Agreement is hereby amended by deleting the phrase “the UK Borrower” and replacing it with the phrase “any UK Co-Borrower”.

126. Section 6.09(b) of the Credit Agreement is hereby amended (a) in clause (ii) thereof, by adding the phrase “(other than Indebtedness permitted by Section 6.01(s))” immediately after the phrase “any Indebtedness”, (b) in clause (iii) thereof, by adding the phrase “(other than Indebtedness permitted by Section 6.01(s))” immediately after the phrase “any Indebtedness”, (c) in clause (vi) thereof, by adding the phrase “permitted by Section 6.01(s) or” immediately after the phrase “other than Indebtedness”, (d) in clause (ix) thereof, by (i) deleting the phrase “2009 Notes or 2010 Notes” and replacing it with the phrase “2010 Notes or Replacement Notes” and (ii) deleting the amount “$75,000,000” and replacing it with the amount “$50,000,000”, (e) in clause (x) thereof, by deleting the word “and” at the end thereof, and (f) adding the following clause (xii) immediately before the proviso at the end of Section 6.09(b):

“(xii) payment of Indebtedness permitted by Section 6.01(s) (including payment of such Indebtedness by any guarantor thereof to the extent the Guarantee of such Indebtedness is permitted under Section 6.01(e)) on or after September 30, 2014 so long as (A) no Event of Default has occurred and is continuing or would result after giving effect to such payment, (B) Aggregate Availability exceeds $50,000,000 after giving effect to such payment and (C) the Fixed Charge Coverage Ratio, determined as of the last day of the most recent fiscal quarter for which financial statements have been or should have been delivered pursuant to Section 4.01(b) or Section 5.01(a) or (b), for the period of four consecutive fiscal quarters ending on such last day is no less than 1.15 to 1.0; provided that in any period of four consecutive fiscal quarters, the Company may exclude the lesser of (I) $20,000,000 and (II) the sum of (A) dividends made in such period of four consecutive fiscal quarters pursuant to Section 6.09(a)(iii), plus (B) repurchases of capital stock made in such period of four consecutive fiscal quarters pursuant to Section 6.09(a)(iv), from the computation of the Fixed Charge Coverage Ratio solely for the purpose of this Section 6.09(b)(xii);”.

127. Section 6.09(b)(vii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(vii) the Company or any of its Restricted Subsidiaries may, from time to time, (a) voluntarily purchase 2010 Notes or Replacement Notes from one or more holders thereof, (b) voluntarily redeem or defease some or all of the 2010 Notes or Replacement Notes in accordance with the 2010 Indenture or the Replacement Indenture and/or (c) prepay Indebtedness outstanding in connection with the Sidel Water Capital Lease or the Sidel Purchase Financing during the term of this Agreement, in each case as long as (A) no Event of Default has occurred and is continuing or would result after giving effect to such repurchase, redemption, prepayment or defeasance, (B) the Borrowers shall have both Aggregate

Availability minus Disqualified Payables of at least $50,000,000, determined both on the date of such repurchase, redemption, prepayment or defeasance (and after giving effect thereto and, on an average basis for the thirty day period ending on (x) in the case of repurchases, redemptions and defeasances under clauses (a) and (b) of this subsection (vii), the date the Company or such Restricted Subsidiary initially offers to make such repurchase or redemption or (y) in the case of a defeasance under clause (b) of this subsection (vii) or prepayments under clause (c) of this subsection (vii), the date of such prepayment or defeasance, in each case assuming that such repurchase, redemption, prepayment or defeasance, as the case may be, was made on the first day of such period), and (C) the Fixed Charge Coverage Ratio, determined as of the last day of the most recent fiscal quarter for which financial statements have been or should have been delivered pursuant to Section 4.01(b) or Section 5.01(a) or (b), for the period of four consecutive fiscal quarters ending on such last day, (x) in the case of the four fiscal quarter period ending September 28, 2013, is no less than 1.10 to 1.0 and (y) for each four fiscal quarter period ending thereafter, is no less than 1.15 to 1.0; provided that in any period of four consecutive fiscal quarters, the Company may exclude the lesser of (I) $20,000,000 and (II) the sum of (A) dividends made in such period of four consecutive fiscal quarters pursuant to Section 6.09(a)(iii), plus (B) repurchases of capital stock made in such period of four consecutive fiscal quarters pursuant to Section 6.09(a)(iv), from the computation of the Fixed Charge Coverage Ratio solely for the purpose of this Section 6.09(b)(vii);”.

128. The proviso at the end of Section 6.09 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“provided that, in connection with any redemptions, purchases, payments prepayments or exchanges under Sections 6.09(b)(vii), (ix) and (xii), in each case, the Administrative Agent shall have received a certificate, signed by the chief financial officer of the Company, on behalf of the Company, (i) stating the nature, the amount and the date of the payment, exchange or distribution, (ii) certifying that the Company and/or each applicable Restricted Subsidiary has complied with the terms and conditions contained in the applicable subsection of 6.09(b), (iii) stating, in the case of redemptions, purchases, prepayments or exchanges under Sections 6.09(b)(vii) or (ix), that the proposed transaction documents do not violate the terms and conditions of the 2010 Indenture or the Replacement Indenture and (iv) setting forth, in the case of redemptions, purchases, prepayments or exchanges under Sections 6.09(b)(vii) or (ix), the calculation of the Disqualified Payables. For purposes of this Section 6.09(b), the 2010 Notes or Replacement Notes shall be deemed to be “redeemed” at the time that a Borrower or Restricted Subsidiary deposits with the trustee under the 2010 Indenture or Replacement Indenture, as applicable, the funds sufficient to redeem the applicable 2010 Notes or Replacement Notes.”.

129. Section 6.10(d) of the Credit Agreement is hereby amended by adding the phrase “(or any replacement thereof permitted under Section 6.01(h))” immediately after the phrase “Section 6.01(a), (b), (c)”.

130. Section 6.11 of the Credit Agreement is hereby amended by deleting clause (iii) thereof in its entirety and replacing it with the following:

“(iii) the foregoing shall not apply to restrictions and conditions in the 2010 Indenture or the Replacement Indenture (but shall apply to any extension or renewal of the Replacement Indenture, or any amendment or modification expanding the scope of, any such restriction or condition in the 2010 Indenture or the Replacement Indenture),”.

131. Section 6.12 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 6.12 Amendment of Material Documents. No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, amend, modify or waive any of its rights under (a) any 2010 Note Document or any Replacement Note Document or (b) (i) its certificate of incorporation, by-laws, operating, management or partnership agreement or other organizational documents or (ii) without the consent of the Administrative Agent (or the Required Lenders in the case of amendments or modifications of the 2010 Earnout, the 2014 Earnout, or the 2014 Acquisition Note that would increase the amount thereof or accelerate the payment schedule thereof), the 2010 APA, the 2014 SPA or the 2014 Acquisition Note, in each case in this subsection (b) to the extent any such amendment, modification or waiver would be materially adverse to the Lenders; provided that, notwithstanding the foregoing, (x) extending the maturity date of the 2014 Acquisition Note and (y) agreeing to pay interest not to exceed 8% per annum of the principal amount of the 2014 Acquisition Note, in each case shall be deemed not to be materially adverse to the Lenders or to otherwise require the consent of the Required Lenders; provided, further, that solely with respect to clause (y), without the consent of the Administrative Agent, no such interest payments shall begin accruing until the earlier of (A) September 30, 2014 or (B) such earlier date that Cott Ventures Limited amends the 2014 Acquisition Note or obtains a waiver extending the maturity date of the 2014 Acquisition Note, in each case under this clause (B), only as a result of Cott Ventures Limited’s inability to satisfy the requirements to repay the 2014 Acquisition Note on its maturity date in accordance with Section 6.09(b)(xii).”.

132. Section 6.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 6.14 Ownership of U.S. Co-Borrowers, the Canadian Co-Borrowers and the UK Co-Borrower; Subsidiaries. (a) The Company will not permit any of the Equity Interests of a U.S. Co-Borrower, a Canadian Co-Borrower (other than the Company), an Interim Holdco or a UK Co-Borrower to be directly owned, legally or beneficially, by any Person other than a Loan Party that has pledged all of such Equity Interests to the Administrative Collateral Agent or the UK Security Trustee as security for the Secured Obligations under the relevant Collateral Document.

(b) The Company will not permit any Subsidiary (i) to be a “Restricted Subsidiary” under any 2010 Note Document or any Replacement Note Document, or any other indenture, agreement or other instrument governing Material Indebtedness of any Loan Party unless such Subsidiary is also a Restricted Subsidiary hereunder or (ii) to be a guarantor, issuer, obligor or borrower under any 2010 Note Document any Replacement Note Document, or any other indenture, agreement or other instrument governing Material Indebtedness of any Loan Party unless such Subsidiary is also a Loan Guarantor or Borrower hereunder.”.

133. Section 6.15(b)(iii) of the Credit Agreement is hereby amended by deleting the phrase “the 2009 Note Indenture or the 2010 Note Indenture” and replacing it with the phrase “the 2010 Indenture or the Replacement Indenture,”.

134. Clause (g) of Article VII of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(g) any event or condition occurs that results in (i) any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or (ii) (x) the 2014 Acquisition Note becoming due prior to its scheduled maturity, (y) the Company or one of its Subsidiaries failing to make any payment under the 2014 Acquisition Note when due at a time when such payment would be permitted pursuant to Section 6.09(b)(xii) unless such payment is being contested in good faith by appropriate proceedings or (z) the Company or one of its Subsidiaries failing to make any payment under the 2014 Acquisition Note when due at a time when such payment would not be permitted pursuant to Section 6.09(b)(xii) and an action, suit or proceeding by or before any arbitrator or Governmental Authority is filed by the holder of any obligations owing under the 2014 Acquisition Note against the Company or any one or more of its Subsidiaries with respect to the 2014 Acquisition Note on or after the date such payment was due; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;”.

135. Section 9.01(a)(ii) of the Credit Agreement is hereby amended by adding the phrase “United Kingdom” immediately after and below the phrase “London, EC2Y 5AG”.

136. Section 9.01(a)(ii) of the Credit Agreement is hereby amended by deleting the word “Untied” and replacing it with the word “United”.

137. The second sentence of Section 9.17(b) of the Credit Agreement is hereby amended by deleting the word “Borrower” and replacing it with the word “Borrowers”.

138. Section 10.13 of the Credit Agreement is hereby amended by deleting the word “Guarantee” therefrom and replacing it with the phrase “Loan Guaranty”.

139. The fourth sentence of Section 11.01 of the Credit Agreement is hereby amended by deleting the phrase “Administrative Agent; the Collateral Agents and” and replacing it with the phrase “Administrative Agent, the Collateral Agents,”.

140. Schedule 1.01(b) of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.01(b) attached hereto.

II.	Conditions Precedent to Effectiveness. This Amendment shall become effective as of the first date (the “Amendment No. 4 Effective Date”) on which each of the following conditions precedent have been satisfied:

1. The Administrative Agent (or its counsel) shall have received (i) either (A) a counterpart of this Amendment signed on behalf of each Borrower, each other Loan Party, the Agents and the Required Lenders or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or pdf transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment, and (ii) duly executed copies (or facsimile or pdf copies) of the Third Canadian Reaffirmation Agreement, the UK Reaffirmation Deed dated as of the Amendment No. 4 Effective Date, and the Third U.S. Reaffirmation Agreement, and such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Amendment.

2. The Administrative Agent and the Collateral Agents shall have received written opinions of Drinker Biddle & Reath LLP and UK counsel, each addressed to the Administrative Agent, the Disbursement Agent, the Collateral Agents, the Issuing Banks and the Lenders, in each case in form and substance acceptable to the Administrative Agent.

3. The Administrative Agent and the Collateral Agents shall have received copies of the most recent financial statements, projections and reports required to be delivered pursuant to Section 5.01 of the Credit Agreement.

4. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Amendment No. 4 Effective Date and executed by its Secretary, Assistant Secretary or Director, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of such Loan Party authorized to sign this Amendment and the Loan Documents to which it is a party, and (C) to the extent not previously delivered to the Administrative Agent attached to a similar certificate, contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party, together with all amendments thereto, certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws, memorandum and articles of association or operating, management or partnership agreement (or other equivalent organizational documents), together with all amendments thereto, and (ii) a short form or long form certificate of good standing, status or compliance (or confirmation

(including through a legal opinion) that telephonic and online searches have been conducted at the English Central Index of Winding Up Petitions and UK Companies House respectively on the Amendment No. 4 Effective Date with respect to the Loan Parties organized under the laws of England and Wales), as applicable, together with any bring-down certificates, confirmations or facsimiles, if any, for each Loan Party from its jurisdiction of organization, each dated a recent date on or prior to the Amendment No. 4 Effective Date.

5. The Administrative Agent shall have received a certificate, signed by the chief financial officer or treasurer of each Borrower, on the Amendment No. 4 Effective Date (i) stating that no Default has occurred and is continuing, (ii) stating that the representations and warranties contained in Article III of the Amended Credit Agreement and Section III of this Amendment are true and correct as of such date, and (iii) certifying any other factual matters as may be reasonably requested by the Administrative Agent.

6. The Lenders, the Collateral Agents and the Administrative Agent shall have received all fees required to be paid, including pursuant to Section VI hereof, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Amendment No. 4 Effective Date.

7. The Administrative Agent shall have received a solvency certificate, in form and substance satisfactory to the Administrative Agent, from a Financial Officer.

8. Each Collateral Agent shall have received the most recent Aggregate Borrowing Base Certificate and Borrowing Base Certificates required to be delivered pursuant to Section 5.01 of the Credit Agreement.

9. The Administrative Agent shall have received a Joinder Agreement, an accession deed to the UK Security Agreement, the documents required under Section 4.01(c), a process agent appointment letter, Deposit Account Control Agreements, opinions of counsel, and such other documents as the Administrative may have reasonably requested, in each case for Cott Ventures UK Limited, a private limited company organized under the laws of England and Wales, with registration number 09035791 and Cott Ventures Limited, a private limited company organized under the laws of England and Wales, with registration number 09038049.

10. The Administrative Agent shall have received such other documents as the Administrative Agent, the Disbursement Agent, any Issuing Bank, any Lender or their respective counsel may have reasonably requested.

11. The amendments contemplated by this Amendment are permitted pursuant to the 2010 Indenture.

III.	Representations and Warranties of the Loan Parties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each Lender and each Agent as of the date hereof as follows:

1. Each Loan Party has the legal power and authority to execute and deliver this Amendment and the officers of each Loan Party executing this Amendment have been duly authorized to execute and deliver the same and bind such Loan Party with respect to the provisions hereof.

2. This Amendment has been duly executed and delivered by each Loan Party that is a party hereto.

3. This Amendment and the Amended Credit Agreement each constitutes the legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4. The execution and delivery by each Loan Party of this Amendment, the performance by each Loan Party of its obligations under this Amendment, the Amended Credit Agreement and under the other Loan Documents to which it is a party and the consummation of the transactions contemplated by this Amendment, the Amended Credit Agreement and the other Loan Documents: (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any Requirement of Law applicable to any Loan Party or any of its Subsidiaries, (iii) will not violate or result in a default under any indenture or other agreement governing Indebtedness or any other material agreement or other instrument binding upon any Loan Party or any of its Restricted Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Restricted Subsidiaries and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens created pursuant to the Loan Documents.

5. Each Borrower and each other Loan Party hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement and the other Loan Documents and agrees and confirms that all such representations and warranties are true and correct in all material respects on and as of the date of this Amendment as though made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty remains true and correct in all material respects as of such earlier date.

6. Each Borrower has caused to be conducted a thorough review of the terms of the Credit Agreement and the other Loan Documents and each Borrower’s and its Subsidiaries’ operations since the Effective Date and, as of the date hereof and after giving effect to the terms hereof, no Default has occurred and is continuing.

IV.	Post-Closing Covenants.

1. With respect to the acquisition described in the 2014 SPA, the Administrative Agent shall have received a certificate, signed by the chief financial officer or treasurer of the Borrower Representative, on the closing date of the acquisition described in the 2014 SPA certifying that (a) the requirements set forth in the definition of Permitted Acquisition have been satisfied at the times required by, and in accordance with, the terms of such definition, in each case on or prior to the closing date of such acquisition; provided that the requirements set forth in clause (h) of the definition of Permitted Acquisition shall be required to be satisfied in accordance with the terms of clause 3 below and (b) the requirements set forth in Section 6.04(l) of the Credit Agreement have been satisfied at the times required by, and in accordance with, the terms of such Section.

2. The Administrative Agent shall be reasonably satisfied with the form and substance of the 2014 SPA, the 2014 Acquisition Note and each other document described in clauses (f) and (g) of the definition of Permitted Acquisition, on or prior to the closing date of the acquisition described in the 2014 SPA.

3. Notwithstanding anything to the contrary in the Amended Credit Agreement or any other Loan Document, no later than 60 days following the closing date of the acquisition described in the 2014 SPA (or such longer period as may be agreed to by the Administrative Agent in its sole discretion), the Loan Parties shall comply, and shall cause each Restricted Subsidiary acquired pursuant to such acquisition to comply, with the requirements of Section 5.13 of the Amended Credit Agreement, it being understood and agreed that, for purposes of this Amendment, any reference in such Section to a time period after the acquisition of a Restricted Subsidiary shall be a reference to the time period permitted pursuant to this clause 2.

4. Notwithstanding anything to the contrary in the Amended Credit Agreement or any other Loan Document, no later than 90 days following the closing date of the acquisition described in the 2014 SPA (or such longer period as may be agreed to by the Administrative Agent in its sole discretion), the Loan Parties shall cause each Restricted Subsidiary acquired pursuant to such acquisition to transition all deposit accounts owns by such Restricted Subsidiaries to Chase or any other financial institution provided that Chase or such other financial institutions have delivered deposit account control agreements or similar agreements, in each case satisfactory to the Administrative Collateral Agent or the UK Security Trustee, as the case may be, to the extent required under the relevant Security Agreement.

5. Notwithstanding anything to the contrary in the Amended Credit Agreement or any other Loan Document, no later than 60 days following the closing date of the acquisition described in the 2014 SPA (or such longer period as may be agreed to by the Administrative Agent in its sole discretion), the Loan Parties shall deliver to the Administrative Agent or the UK Security Trustee, as applicable, (a) the certificates representing the shares of Equity Interests in and owned by Cott Ventures UK Limited, Cott Ventures Limited and each of the companies acquired pursuant to the 2014 SPA, together with an undated stock power or stock transfer form, as applicable, for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, each as described on Schedule 2 hereto, and (b) each promissory note described on Schedule 2 hereto, endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

V.	Reference to and Effect on the Credit Agreement.

1. Upon the effectiveness of this Amendment pursuant to Section II above, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby.

2. Except as specifically amended or modified by this Amendment and the Reaffirmation Agreements (as defined in the Amended Credit Agreement), the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

3. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any other Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

VI. Costs and Expenses. Each Borrower agrees to pay all reasonable out-of-pocket expenses, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Co-Collateral Agent, incurred by any Agent and any of its Affiliates in connection with the preparation, arrangement, execution and enforcement of this Amendment and all other instruments, agreements and other documents executed in connection herewith. To the extent invoiced on or before the Amendment No. 4 Effective Date, all costs and expenses in connection with this Amendment are due on or prior to the Amendment No. 4 Effective Date.

VII.	Miscellaneous.

1. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, AND ANY DISPUTE BETWEEN ANY BORROWER AND ANY OTHER PARTY HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS).

2. Waiver. To induce the Administrative Agent and Lenders to enter into this Amendment, each Loan Party further acknowledges that it has no actual or potential defense, offset, claim, counterclaim or cause of action against the Administrative Agent or any Secured Party for any actions or events occurring on or before the date hereof, and each Loan Party hereby waives and releases any right to assert same.

3. Headings. Section headings in this Amendment are included herein for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

4. Terms Generally. References in this Amendment, the Credit Agreement and the Amended Credit Agreement to the words “clause” and “paragraph” shall be construed to have the same meaning.

5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or by other electronic image scan transmission (including via e-mail) shall be effective as delivery of a manually executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by facsimile or by other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic image scan transmission.

6. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Amended Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Amended Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Amended Credit Agreement or any of the other Loan Documents.

7. Amendment Constitutes Loan Document. This Amendment and each Reaffirmation Agreement shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWERS:

COTT CORPORATION CORPORATION COTT

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT BEVERAGES INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

CLIFFSTAR LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT BEVERAGES LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

Signature page to Amendment No. 4 to

Credit Agreement

OTHER LOAN PARTIES:

156775 CANADA INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

967979 ONTARIO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

804340 ONTARIO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

2011438 ONTARIO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT RETAIL BRANDS LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

Signature page to Amendment No. 4 to

Credit Agreement

COTT LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT EUROPE TRADING LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT PRIVATE LABEL LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT NELSON (HOLDINGS) LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT (NELSON) LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT USA FINANCE LLC

By	/s/ Jerry Hoyle
	Name:	Jerry Hoyle
	Title:	Authorized Representative

Signature page to Amendment No. 4 to

Credit Agreement

COTT HOLDINGS INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

INTERIM BCB, LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT VENDING INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT INVESTMENT, L.L.C.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT U.S. ACQUISITION LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

COTT ACQUISITION LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

Signature page to Amendment No. 4 to

Credit Agreement

STAR REAL PROPERTY LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

CAROLINE LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Treasurer

Signature page to Amendment No. 4 to

Credit Agreement

COTT UK ACQUISITION LIMITED

By:	/s/ Jerry Hoyle
	Name:	Jerry Hoyle
	Title:	Director

COTT ACQUISITION LIMITED

By:	/s/ Jerry Hoyle
	Name:	Jerry Hoyle
	Title:	Director

COTT LUXEMBOURG S.A.R.L.

By:	/s/ Jerry Hoyle
	Name:	Jerry Hoyle
	Title:	Class A Manager

By:	/s/ Luc Sunnen
	Name:	Luc Sunnen
	Title:	Class B Manager

COTT DEVELOPMENTS LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

Signature page to Amendment No. 4 to

Credit Agreement

COOKE BROS HOLDINGS LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

COOKE BROS. (TATTENHALL) LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

CALYPSO SOFT DRINKS LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

TT CALCO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

MR FREEZE (EUROPE) LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

Signature page to Amendment No. 4 to

Credit Agreement

COTT VENTURES UK LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

COTT VENTURES LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

Signature page to Amendment No. 4 to

Credit Agreement

JPMORGAN CHASE BANK, N.A., individually, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ Lisa A. Morrison
	Name:	Lisa A. Morrison
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Administrative Collateral Agent

By	/s/ Lisa A. Morrison
	Name:	Lisa A. Morrison
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ Agostino A. Marchetti
	Name:	Agostino A. Marchetti
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ Timothy I. Jacob
	Name:	Timothy I. Jacob
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee

By	/s/ Timothy I. Jacob
	Name:	Timothy I. Jacob
	Title:	Senior Vice President

BANK OF AMERICA, N.A.,
as Documentation Agent and as a Lender

By	/s/ Andrew A. Doherty
	Name:	Andrew A. Doherty
	Title:	Senior Vice President

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender

By	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent and as a Lender

By	/s/ Philip F. Carfora
	Name:	Philip F. Carfora
	Title:	Duly Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By	/s/ Michael Winters
	Name:	Michael Winters
	Title:	Vice President

By	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

WELLS FARGO CAPITAL FINANCE, LLC,
as a Lender

By	/s/ David Klages
	Name:	David Klages
	Title:	Senior Vice President

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

By	/s/ David G. Phillips
	Name:	David G. Phillips
	Title:	Senior Vice President, Credit Officer

WELLS FARGO BANK, N.A.
(LONDON BRANCH), as a Lender

By	/s/ T. Saldanha
	Name:	T. Saldanha
	Title:	Authorized Signatory

By	/s/ N.B. Hogg
	Name:	N.B. Hogg
	Title:	Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By	/s/ Brian Jablon
	Name:	Brian Jablon
	Title:	AVP

PNC BANK, CANADA BRANCH,
as a Lender

By	/s/ Brian Jablon
	Name:	Brian Jablon
	Title:	AVP

SCHEDULE 1.01(b)

MANDATORY COST FORMULA

1.	The Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with the requirements of (a) the Bank of England, the Prudential Regulation Authority and/or the Financial Conduct Authority (or, in each case, any other authority which replaces all or any of its functions) or (b) the European Central Bank.

2.	On the first day of each Interest Period (or as soon as possible thereafter) the Disbursement Agent shall calculate, as a percentage rate, a rate (the “Additional Cost Rate”) for each Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Disbursement Agent as a weighted average of the Lenders’ Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.

3.	The Additional Cost Rate for any Lender lending from a Facility Office in a Participating Member State will be the percentage notified by that Lender to the Disbursement Agent. This percentage will be certified by that Lender in its notice to the Disbursement Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender’s participation in all Loans made from that Facility Office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that Facility Office. If a Lender fails to specify a rate under this paragraph 3, the Disbursement Agent will assume that the Lender has not incurred any such cost.

4.	The Additional Cost Rate for any Lender lending from a Facility Office in the United Kingdom will be calculated by the Disbursement Agent as follows:

(a)	in relation to a Loan denominated in Sterling:

per cent. per annum

(b)	in relation to a Loan in any currency other than Sterling:

per cent. per annum.

Where:

A is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

B is the percentage rate of interest (excluding the Applicable Rate and the Mandatory Cost and, if the Loan is an Unpaid Sum, the additional rate of interest specified in Section 2.13(f)) payable for the relevant Interest Period on the Loan.

C is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

D is the percentage rate per annum payable by the Bank of England to the Disbursement Agent (or such other bank as may be designated by the Disbursement Agent in consultation with the Borrower Representative) on interest bearing Special Deposits.

E is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Disbursement Agent as being the average of the most recent rates of charge supplied by the Reference Banks to the Disbursement Agent pursuant to paragraph 7 below and expressed in Sterling per £1.0 million.

5.	For the purposes of this Schedule:

(a) “Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

(b) “Facility Office” means the office or offices notified by a Lender to the Disbursement Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement;

(c) “Fees Rules” means the rules on periodic fees contained in the Financial Conduct Authority FSA Supervision Manual and the Prudential Regulation Authority Fees Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(d) “Fee Tariffs” means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate);

(e) “Reference Banks” means, in relation to each of the Eurodollar Base Rate and the Eurodollar Rate and Mandatory Cost, the principal office in London, England of JPMorgan Chase Bank, N.A., London Branch, or such other bank or banks as may be designated by the Disbursement Agent in consultation with Borrower Representative;

(f) “Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Rules; and

(g) “Unpaid Sum” means any sum due and payable but unpaid by any Loan Party under the Loan Documents.

6.	In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7.	If requested by the Disbursement Agent, each Reference Bank shall, as soon as practicable after publication by the Financial Conduct Authority and the Prudential Regulation Authority, supply to the Disbursement Agent, the rate of charge payable by that Reference Bank to the Financial Conduct Authority and the Prudential Regulation Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Conduct Authority and the Prudential Regulation Authority (calculated for this purpose by that Reference Bank as being the average of the Fee Tariffs applicable to that Reference Bank for that financial year) and expressed in Sterling per £1.0 million of the Tariff Base of that Reference Bank.

8.	Each Lender shall supply any information required by the Disbursement Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

(a) the jurisdiction of its Facility Office; and

(b) any other information that the Disbursement Agent may reasonably require for such purpose.

Each Lender shall promptly notify the Disbursement Agent of any change to the information provided by it pursuant to this paragraph.

9.	The percentages of each Lender for the purpose of A and C above and the rates of charge of each Reference Bank for the purpose of E above shall be determined by the Disbursement Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the Disbursement Agent to the contrary, each Lender’s obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

10.	The Disbursement Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or Reference Bank pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11.	The Disbursement Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender and each Reference Bank pursuant to paragraphs 3, 7 and 8 above.

12.	Any determination by the Disbursement Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all parties to this Agreement.

13.

The Disbursement Agent may from time to time, after consultation with Borrower Representative and the Lenders, determine and notify to all parties to this Agreement any amendments which are required to be made to this Schedule 1.01(b) in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Conduct Authority, the Prudential Regulation Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all parties to this Agreement.

14.	If the Disbursement Agent, after consultation with the Borrower Representative, determines that the Additional Cost Rate for a Lender lending from a Facility Office in the United Kingdom can be calculated by reference to a screen, the Disbursement Agent may notify all the Parties of any amendments which are required to be made to this Schedule in order to reflect this.

Schedule 2

Equity Interests and Intercompany Notes

See attachment.